UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2022

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-09810		54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 12, 2022, the Board of Directors (the “Board”) of Owens & Minor, Inc. (the “Company”) elected Carissa Rollins, to serve on the Board of the Company and appointed Ms. Rollins to serve on the Audit and Our People & Culture Committees of the Board.
The Board has determined that Ms. Rollins qualifies as financially literate and as an independent director under New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines. There are no family relationships between Ms. Rollins and any director or executive officer of the Company or any related party transactions involving Ms. Rollins and the Company. There is no arrangement or understanding between Ms. Rollins and any other person pursuant to which she was selected as a director.
Ms. Rollins will participate in the Company’s non-employee director compensation program, which currently consists of an annual cash retainer and an annual grant of restricted stock pro-rated for time of service on the Company’s Board prior to the Company’s 2023 Annual Meeting of Shareholders.
Additionally, Mark F. McGettrick notified the Company that he will resign from the Company’s Board, effective July 12, 2022. Mr. McGettrick’s resignation was not the result of any dispute or disagreement with Company management or the Board of Directors.
A copy of the Company’s press release announcing the events described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release issued by the Company on July 12, 2022 announcing the election of Carissa Rollins
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: July 12, 2022	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary